INDEPENDENT AUDITORS' REPORT



To the Partners of
    Point West Limited Partnership
Washington, DC


We have audited the accompanying statements of revenues and certain expenses of Point West Limited Partnership, A Limited Partnership, for the years ended December 31, 1996, 1995 and 1994. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on the statements of revenues and certain expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses were prepared in compliance with the rules and regulations of the Securities and Exchange Commission and, as described in Note 1, are not intended to be a complete presentation of Point West Limited Partnership's revenues and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of Point West Limited Partnership, as described in Note 1, for the years ended December 31, 1996, 1995 and 1994 in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP



McLean, Virginia
December 15, 1997

POINT WEST LIMITED PARTNERSHIP
A LIMITED PARTNERSHIP
------------------------------


STATEMENTS OF REVENUES AND CERTAIN EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                              For the Nine Months Ended
                                 September 30, 1997         For the Year Ended     For the Year Ended     For the Year Ended
                                     (Unaudited)            December 31, 1996      December 31, 1995      December 31, 1994
                              -------------------------     ------------------     ------------------     ------------------

REVENUES:
  Rental                        $ 848,025                      $ 1,106,478           $ 1,064,136            $ 1,038,295
  Financial                        28,094                           44,999                29,201                  5,495
  Other                            39,722                           56,246                58,095                 51,097
                                ---------                      -----------           -----------            -----------

    Total revenue                 915,841                        1,207,723             1,151,432              1,094,887
                                ---------                      -----------           -----------            -----------

CERTAIN EXPENSES:
  Administrative                  150,631                          220,281               193,662                200,520
  Utilities                        38,103                           47,119                60,118                 62,441
  Operating and maintenance       140,854                          155,312               147,680                201,280
  Taxes and Insurance             105,979                          141,270               134,824                111,589
  Interest                        334,891                          446,558               378,225                303,724
                                ---------                      -----------           -----------            -----------

    Total certain expenses        770,458                        1,010,540               914,509                879,554
                                ---------                      -----------           -----------            -----------

REVENUES IN EXCESS OF
  CERTAIN EXPENSES              $ 145,383                      $   197,183           $   236,923            $   215,333
                                ---------                      -----------           -----------            -----------
                                ---------                      -----------           -----------            -----------



See notes to statements of revenues and certain expenses.

POINT WEST LIMITED PARTNERSHIP
A LIMITED PARTNERSHIP
------------------------------

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
----------------------------------------------------------------------------

Note 1 -- ORGANIZATION AND BASIS OF PRESENTATION

ORGANIZATION

The Partnership was formed as a limited partnership under the laws of the State of Kansas on November 5, 1985, for the purpose of constructing and operating a 172 unit rental housing project in Lenexa, Kansas.

In September 1997, AIMCO Properties, L.P. ("Properties"), a Delaware limited partnership and a subsidiary limited partnership of Apartment Investment and Management Company, a Maryland corporation (the "Company"), acquired approximately 61.88% of the limited partner interests in Point West Limited Partnership (the "Partnership") as a result of a tender offer commenced on June 30, 1997 and continuing through mid-November 1997. The units of limited partnership interest were purchased for cash and OP Units valued at approximately $379,000 in the aggregate. Properties used cash on hand to fund the cash portion of the purchase price. A subsidiary of NHP Partners is the general partner of the Partnership and thus a subsidiary of the Company and an affiliate of Properties, and prior to the tender offer owned a 10.9% General Partnership Interest in the Partnership.

BASIS OF PRESENTATION

The accompanying statements of revenues and certain expenses (the Statements) were prepared to comply with the rules and regulations of the Securities and Exchange Commission (the SEC).

The accompanying Statements are not representative of the actual operations for the periods presented as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses expected to be incurred by the operating partnership in the proposed future operations of Point West Limited Partnership. Revenues excluded consist of an extraordinary gain of $859,662 recognized in 1995 related to the early extinguishment of debt resulting from the refinancing of mortgage debt. Expenses excluded consist of depreciation and amortization not directly related to the expected future operations of Point West Limited Partnership.

INTERIM UNAUDITED STATEMENT OF REVENUES AND CERTAIN EXPENSES

The statement of revenues and certain expenses for the nine months ended September 30, 1997 is unaudited, however, in the opinion of management, all adjustments necessary for the fair presentation of the statement of revenues and certain expenses for such interim period have been included. The results for the nine months ended September 30, 1997 are not necessarily indicative of the results to be obtained for the year ending December 31, 1997.

INCOME RECOGNITION

The Partnership has operating leases with terms generally of one year or less. Rental income is recognized when earned.


ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. The ultimate results could differ from those estimates.


Note 2 - RELATED PARTY TRANSACTIONS

NHP Management Company (NHPMC), a wholly owned subsidiary of the Company, is the project management agent under an agreement which extends, subject to certain conditions, to the year 2020.

Personnel working at the project site are employees of NHP Incorporated, a wholly owned subsidiary of the Company. The project reimbursed NHP Incorporated for the actual salaries and related benefits. During 1996, 1995 and 1994, NHPMC received a fee for its services equal to 5% of the project's rental collections. In addition, NHPMC and other affiliates of NHP received $16,246, $14,992 and $14,575, in 1996, 1995 and 1994, respectively, for services provided to the project.